Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cass Information Systems, Inc. ("the Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence A. Collett, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


         /s/ Lawrence A. Collett
----------------------------------------
           Lawrence A. Collett
  Chairman and Chief Executive Officer
            November 12, 2004

A signed original of this written statement required by Section 906 has been provided to Cass Information Systems, Inc. and will be retained by Cass Information Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.